EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ContinuityX Solutions Inc. (the "Company") on Form 10-Q, for the fiscal quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Godwin, Chief Executive Officer and President of ContinuityX Solutions, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 26, 2012	By:	/s/ David Godwin
David Godwin
Chief Executive Officer and President (Principal Executive Officer)